Earnings Per Share	12 Months Ended
Dec. 31, 2010
Earnings Per Share [Abstract]
EARNINGS PER SHARE

8.	EARNINGS PER SHARE

Basic and diluted earnings per share are calculated by dividing net income attributable to Willis Group Holdings by the average number of shares outstanding during each period. The computation of diluted earnings per share reflects the potential dilution that could occur if dilutive securities and other contracts to issue shares were exercised or converted into shares or resulted in the issue of shares that then shared in the net income of the Company.

For the year ended December 31, 2010, time-based and performance-based options to purchase 11.5 million and 9.4 million (2009: 13.4 million and 8.9 million; 2008: 16.9 million and 5.8 million) shares, respectively, and 1.8 million restricted stock units (2009: 2.2 million; 2008: 1.4 million), respectively, were outstanding.

Basic and diluted earnings per share are as follows:

	Years ended December 31,
	2010	2009	2008
	(millions, except per share data)

Net income attributable to Willis Group Holdings	$455	$438	$303

Basic average number of shares outstanding	170	168	148
Dilutive effect of potentially issuable shares	1	1	—

Diluted average number of shares outstanding	171	169	148

Basic earnings per share:
Continued operations	$2.68	$2.60	$2.04
Discontinued operations	—	0.01	0.01

Net income attributable to Willis Group Holdings shareholders	$2.68	$2.61	$2.05

Dilutive effect of potentially issuable shares	(0.02)	(0.02)	—

Diluted earnings per share:
Continued operations	$2.66	$2.58	$2.04
Discontinued operations	—	0.01	0.01

Net income attributable to Willis Group Holdings shareholders	$2.66	$2.59	$2.05

Options to purchase 13.9 million shares for the year ended December 31, 2010 were not included in the computation of the dilutive effect of stock options because the effect was antidilutive (2009: 16.1 million shares; 2008: 22.1 million shares).